UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SCG FINANCIAL ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.0001 per share, of the Registrant

	(2)	Aggregate number of securities to which transaction applies: shares of Common Stock of the Registrant

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$         , pursuant to Exchange Act Rule 0-11(c)(1) and 0-11(a)(4), the average high and low prices per share of the Registrant’s common stock reported in the consolidated reporting system on May 15, 2012. $144,750,000 maximum cash consideration to be paid in the transaction.

	(4)	Proposed maximum aggregate value of transaction: $

	(5)	Total fee paid:

$ , computed in accordance with Exchange Act Rule 0-11(c)(1) and Section 14(g) of the Exchange Act by multiplying the maximum aggregate value of the transaction by 0.00011460.

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

OF SCG FINANCIAL ACQUISITION CORP.

Dear Stockholders of SCG Financial Acquisition Corp. (“SCG”):

You are cordially invited to attend a special meeting of SCG stockholders (the “Stockholders”), to be held at 2:00 P.M. Central Standard Time on December 19, 2012 at the offices of SCG’s counsel, DLA Piper LLP (US), 203 N. LaSalle Street, Suite 1900, Chicago, Illinois 60601. The Stockholders will be asked to (i) amend the Amended and Restated Certificate of Incorporation of SCG (the “SCG Charter”) to extend the date on which SCG must either consummate a business combination or commence proceedings to dissolve and liquidate from January 12, 2013 to April 12, 2013 (the “Charter Amendment Proposal”), pursuant to the amendment to the SCG Charter set forth in Annex A to the accompanying proxy statement (the “Charter Amendment”) and (ii) approve, if necessary or appropriate, the adjournment of the special meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

If the Charter Amendment Proposal is not approved by at least 65% of all outstanding shares of common stock of SCG, par value $0.0001 per share (“SCG Common Stock), then SCG will not consummate the business combination described in the Letter of Intent (as hereinafter defined). The SCG Charter provides that, if SCG is unable to consummate a business combination by January 12, 2013 (which may be extended for up to one 3 month period if (i) a letter of intent or a definitive agreement has been executed by January 12, 2013 and the business combination relating thereto has not yet been completed by January 12, 2013 and (ii) such extension is approved by holders of at least 65% of all SCG Common Stock outstanding), SCG will be required to commence proceedings to dissolve and liquidate and SCG’s outstanding warrants will expire worthless.

Each of the Charter Amendment Proposal and the Adjournment Proposal are more fully described in the accompanying proxy statement.

The Board of Directors of SCG (the “Board”) has fixed the close of business on November 23, 2012 as the date for determining the Stockholders entitled to receive notice of and vote at the special meeting described herein and any adjournment thereof. Only holders of SCG Common Stock on that date are entitled to have their votes counted at the special meeting of the Stockholders or any adjournment thereof.

The purpose of the Charter Amendment Proposal is to allow SCG more time to complete its proposed business combination with RMG Networks, Inc., a Delaware corporation (“Target”), pursuant to the non-binding letter of intent, dated November 20, 2012, between SCG and Target (the “Letter of Intent”). Definitive agreements embodying the transactions contemplated by the Letter of Intent are currently being negotiated by the parties thereto. The transactions contemplated by the Letter of Intent are referred to herein as the “business combination”.

The business combination with Target is also expected to be considered a “business combination” under the SCG Charter, upon the consummation thereof. The SCG Charter currently provides that if SCG does not consummate a business combination by January 12, 2013 (unless extended by 3 months by amendment to the SCG Charter), SCG will cease all operations and commence winding up, as described below. As explained below, there is a likelihood that SCG will be unable to complete the business combination with Target by such date if the Charter Amendment Proposal is not approved. The Board believes that the Stockholders will benefit from SCG’s business combination with Target and is therefore proposing a one-time amendment to the SCG Charter to extend such date to April 12, 2013, and to make other corresponding changes in the SCG Charter. In the event that the Charter Amendment Proposal is approved, SCG will not be permitted to pursue any other potential initial business combinations.

In the event that the Charter Amendment Proposal is not approved and SCG is unable to consummate an initial business combination by January 12, 2013, SCG expects to seek Stockholder approval to dissolve SCG and file a certificate of dissolution of SCG with the Delaware Secretary of State shortly thereafter and (i) to cease all operations except for the purpose of winding up under the terms of a plan of liquidation adopted by the Board, (ii) as promptly as reasonably possible, subject to lawfully available funds therefor, redeem the Public Shares (as hereinafter defined) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account established for the benefit of the SCG Public Stockholders (as hereinafter defined) (the “Trust Account”), including interest but net of franchise and income taxes payable and less any interest SCG may withdraw for working capital requirements (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the SCG Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining Stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to SCG’s obligations under Delaware law, as amended, to provide for claims of creditors and other requirements of applicable law. For purposes herein, (a) the term “Public Shares” shall mean the shares of SCG Common Stock issued as part of the units in SCG’s initial public offering and (b) the term “SCG Public Stockholders” shall mean all holders of the Public Shares.

SCG Common Stock is listed on the Nasdaq Capital Market under the symbol “SCGQ”.

The affirmative vote of the holders of at least 65% of all outstanding shares of SCG Common Stock, voting for the Charter Amendment Proposal, will be required to approve the Charter Amendment Proposal. SCG will only ask you once to extend the period during which a business combination may be completed, pursuant to the terms of the SCG Charter.

You are not being asked to vote on the proposed business combination with Target at this time. Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the Securities and Exchange Commission and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

Your vote is very important. Whether or not you plan to attend the special meeting of the Stockholders in person, please submit your proxy card without delay.

We encourage you to read this proxy statement carefully.

The Board recommends that the Stockholders vote FOR approval of the Charter Amendment Proposal and, if necessary or appropriate, FOR approval of the Adjournment Proposal.

Thank you for your consideration of these matters.

Sincerely,

Gregory H. Sachs

Chairman, Chief Executive Officer and President

SCG Financial Acquisition Corp.

Whether or not you plan to attend the special meeting of the Stockholders, please submit your proxy by completing, signing, dating and mailing the enclosed proxy cards in the pre-addressed postage paid envelope or by using the telephone or Internet procedures provided to you by your broker or bank. If your shares of SCG Common Stock are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the special meeting of the Stockholders and vote in person, you must obtain a proxy from your broker or bank. SCG has confirmed that approximately 99% of “street name” holders of SCG Common Stock will have access to telephone and Internet voting.

Neither the Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved of the Letter of Intent, passed upon the merits or fairness of the business combination or passed upon the adequacy or accuracy of the disclosure in the enclosed documents. Any representation to the contrary is a criminal offense.

This proxy statement is dated December 3, 2012 and is first being mailed to the Stockholders on or about that date.

SCG FINANCIAL ACQUISITION CORP.

615 N. Wabash

Chicago, Illinois 60611

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

OF SCG FINANCIAL ACQUISITION CORP.

To Be Held On December 19, 2012

To the Stockholders of SCG Financial Acquisition Corp. (“SCG”):

NOTICE IS HEREBY GIVEN that the special meeting of SCG stockholders (the “Stockholders”) will be held at 2:00 P.M. Central Standard Time on December 19, 2012 at the offices of SCG’s counsel, DLA Piper LLP (US), 203 N. LaSalle Street, Suite 1900, Chicago, Illinois 60601, for the following purposes:

1. to amend the Amended and Restated Certificate of Incorporation of SCG (the “SCG Charter”) to extend the date on which SCG must either consummate a business combination or commence proceedings to dissolve and liquidate from January 12, 2013 to April 12, 2013 (the “Charter Amendment Proposal”), pursuant to the amendment to the SCG Charter set forth in Annex A to the accompanying proxy statement (the “Charter Amendment”); and

2. to approve, if necessary or appropriate, the adjournment of the special meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

SCG’s board of directors (the “Board”) recommends that the Stockholders vote FOR the Charter Amendment Proposal and, if necessary or appropriate, FOR the Adjournment Proposal.

These items of business are described in the enclosed proxy statement, which you are encouraged to read in its entirety before voting. Only holders of record of SCG’s common stock, par value $0.0001 per share (“SCG Common Stock”), at the close of business on November 23, 2012 are entitled to notice of the special meeting of the Stockholders and to vote at the special meeting of the Stockholders and any adjournments or postponements thereof.

A complete list of the Stockholders of record entitled to vote at the special meeting of the Stockholders will be available for ten days before the special meeting at the principal executive offices of SCG for inspection by the Stockholders during ordinary business hours for any purpose germane to the special meeting of the Stockholders.

The purpose of the Charter Amendment Proposal is to allow SCG more time to complete its proposed business combination with RMG Networks, Inc., a Delaware corporation (“Target”), pursuant to the non-binding letter of intent, dated November 20, 2012, between SCG and Target (the “Letter of Intent”). Definitive agreements embodying the transactions contemplated by the Letter of Intent are currently being negotiated by the parties thereto. The transactions contemplated by the Letter of Intent are referred to herein as the “business combination”.

In the event that the Charter Amendment Proposal is not approved and SCG is unable to consummate an initial business combination by January 12, 2013, SCG expects to seek Stockholder approval to dissolve SCG and file a certificate of dissolution of SCG with the Delaware Secretary of State shortly thereafter and (i) cease all operations except for the purpose of winding up under the terms of a plan of liquidation adopted by the Board, (ii) as promptly as reasonably possible, subject to lawfully available funds therefor, redeem the Public Shares (as hereinafter defined) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account established for the benefit of the SCG Public Stockholders (as hereinafter defined) (the “Trust Account”), including interest but net of franchise and income taxes payable and less any interest SCG may withdraw for working capital requirements (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the SCG Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining Stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to SCG’s obligations under Delaware law, as amended, to provide for claims of creditors and other requirements of applicable law. For purposes herein, (a) the term “Public Shares” shall mean the shares of SCG Common Stock issued as part of the units in SCG’s initial public offering and (b) the term “SCG Public Stockholders” shall mean all holders of the Public Shares.

SCG Common Stock is listed on the Nasdaq Capital Market under the symbol “SCGQ”.

The affirmative vote of the holders of at least 65% of all outstanding shares of SCG Common Stock, voting for the Charter Amendment Proposal, will be required to approve the Charter Amendment Proposal, pursuant to the terms of the SCG Charter.

You are not being asked to vote on the proposed business combination with Target at this time. Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the Securities and Exchange Commission and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

Under Delaware law and SCG’s bylaws, no other business may be transacted at the special meeting of the Stockholders.

The record date for the special meeting is November 23, 2012. Record holders of SCG Common Stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting of the Stockholders. On the record date, there were 9,523,810 outstanding shares of SCG Common Stock, including 8,000,000 outstanding Public Shares. SCG’s warrants do not have voting rights.

This proxy statement contains important information about the meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated December 3, 2012 and is first being mailed to Stockholders on or about that date.

All of the Stockholders are cordially invited to attend the special meeting of the Stockholders in person. Your vote is important regardless of the number of shares of SCG Common Stock you own. Whether you plan to attend the special meeting of the Stockholders, please read the enclosed proxy statement carefully, sign, date and return the enclosed proxy card as soon as possible in the envelope provided. If your shares of SCG Common Stock are held in “street name” or are in a margin or similar account, your broker or bank may provide you with voting instructions (including any instructions for voting by telephone or Internet). SCG has confirmed that approximately 99% of street name holders of SCG Common Stock will have access to telephone and Internet voting. You should contact your broker or bank to ensure that votes related to the shares of SCG Common Stock you beneficially own are properly counted.

Thank you for your participation. We look forward to your continued support.

December 3, 2012	By Order of the Board of Directors

Gregory H. Sachs
Chairman, Chief Executive Officer and President

IF YOU SUBMIT YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES OF SCG COMMON STOCK WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS FOR SCG STOCKHOLDERS

The following questions and answers briefly address some commonly asked questions about the proposals to be presented at the special meeting of SCG stockholders. The following questions and answers may not include all the information that is important to stockholders of SCG. We urge SCG stockholders to read carefully this entire proxy statement, the annexes and the other documents included or referred to herein.

Q:	What is the purpose of this document?

A:	SCG Financial Acquisition Corp., a Delaware corporation (“SCG”), has entered into a non-binding letter of intent, dated November 20, 2012 (the “Letter of Intent”), between SCG and RMG Networks, Inc., a Delaware corporation (“Target”), pursuant to which SCG and Target will complete a proposed business combination, as such term is used in the Amended and Restated Certificate of Incorporation of SCG (the “SCG Charter”). You are encouraged to read this proxy statement, including all the annexes hereto.

SCG stockholders (the “Stockholders”) are being asked to consider and vote upon a proposal to (i) amend the Amended and Restated Certificate of Incorporation of SCG (the “SCG Charter”) to extend the date on which SCG must either consummate a business combination or commence proceedings to dissolve and liquidate from January 12, 2013 to April 12, 2013 (the “Charter Amendment Proposal”), pursuant to the amendment to the SCG Charter in the form set forth in Annex A to this proxy statement (the “Charter Amendment”) and (ii) approve, if necessary or appropriate, the adjournment of the special meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Charter Amendment Proposal (the “Adjournment Proposal”).

The Board of Directors of SCG (the “Board”) has fixed the close of business on November 23, 2012 as the date for determining the Stockholders entitled to receive notice of and vote at the special meeting described herein and any adjournment thereof. Only holders of SCG Common Stock on that date are entitled to have their votes counted at the special meeting of the Stockholders or any adjournment thereof.

The purpose of the Charter Amendment Proposal is to allow SCG more time to complete its proposed business combination with Target, as contemplated under the Letter of Intent. Definitive agreements embodying the transactions contemplated by the Letter of Intent are currently being negotiated by the parties thereto. The transactions contemplated by the Letter of Intent are referred to herein as the “business combination”.

If the Charter Amendment Proposal is not approved by the holders of at least 65% of all outstanding shares of common stock of SCG, par value $0.0001 per share (“SCG Common Stock) and SCG is unable to consummate an initial business combination by January 12, 2013, then SCG will not consummate the business combination described in the Letter of Intent. The SCG Charter provides that, if SCG is unable to consummate a business combination by January 12, 2013 (which may be extended for up to one 3 month period if (i) a letter of intent or a definitive agreement has been executed by January 12, 2013 and the business combination relating thereto has not yet been completed by January 12, 2013 and (ii) such extension is approved by holders of at least 65% of all SCG Common Stock outstanding), SCG will be required to commence proceedings to dissolve and liquidate and SCG’s outstanding warrants will expire worthless.

The business combination with Target is expected to be considered a “business combination” under the SCG Charter, upon the consummation thereof. The SCG Charter currently provides that if SCG does not consummate a business combination by January 12, 2013, SCG will cease all operations and commence winding up, as described below. As explained below, there is a likelihood that SCG will be unable to complete the business combination with Target by such date if the Charter Amendment Proposal is not approved. The Board believes that the Stockholders will benefit from SCG’s business combination with

Target and is therefore proposing a one-time amendment to the SCG Charter to extend such date to April 12, 2013, and to make other corresponding changes in the SCG Charter. In the event that the Charter Amendment Proposal is approved, SCG will not be permitted to pursue any other potential initial business combinations.

In the event that the Charter Amendment Proposal is not approved and SCG is unable to consummate an initial business combination by January 12, 2013, SCG expects to seek Stockholder approval to dissolve SCG and file a certificate of dissolution of SCG with the Delaware Secretary of State shortly thereafter and (i) cease all operations except for the purpose of winding up under the terms of a plan of liquidation adopted by the Board, (ii) as promptly as reasonably possible, subject to lawfully available funds therefor, redeem the Public Shares (as hereinafter defined) in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the trust account established for the benefit of the SCG Public Stockholders (as hereinafter defined) (the “Trust Account”), including interest but net of franchise and income taxes payable and less any interest SCG may withdraw for working capital requirements (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the SCG Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining Stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to SCG’s obligations under Delaware law, as amended, to provide for claims of creditors and other requirements of applicable law. For purposes herein, (a) the term “Public Shares” shall mean the shares of SCG Common Stock issued as part of the units in SCG’s initial public offering (the “IPO”) and (b) the term “SCG Public Stockholders” shall mean all holders of the Public Shares.

This proxy statement contains important information about the Letter of Intent and the other matters to be acted upon at the special meeting of the Stockholders. You should read it carefully.

Q:	What is being voted on by SCG stockholders?

A:	Below are proposals on which the Stockholders are being asked to vote:

•	the Charter Amendment Proposal; and

•

the Adjournment Proposal, which will only be presented at the special meeting of the Stockholders if there are not sufficient votes to approve the Charter Amendment Proposal as presented to the Stockholders.

It is important for you to note that in the event that the Charter Amendment Proposal does not receive approval from the holders of at least at least 65% of the SCG Common Stock and SCG is unable to consummate an initial business combination by January 12, 2013, then SCG will not proceed with the proposed business combination as contemplated under the Letter of Intent. If SCG does not consummate a business combination by January 12, 2013 (or April 12, 2013 in the event that the Charter Amendment Proposal is approved), SCG will be required to dissolve and liquidate and all SCG warrants will expire worthless.

Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the Securities and Exchange Commission, or the SEC, and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

Under Delaware law and SCG’s bylaws, no other business may be transacted at the special meeting of the Stockholders.

Q:	Why is SCG proposing to amend the SCG Charter in connection with the Charter Amendment Proposal?

A:	SCG was organized to serve as a vehicle for the purpose of effecting a merger, capital stock exchange, asset or stock acquisition, or other similar business combination.

On November 20, 2012, SCG entered into the Letter of Intent with Target that contemplates that SCG and Target will complete a business combination pursuant to which SCG shall pay to Target the purchase price of Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000) on a debt-free basis, with Target’s outstanding indebtedness to be repaid in cash and the remaining purchase price to be paid to Target’s preferred shareholders in shares of SCG Common Stock valued at $10.00 per share, subject to working capital and other adjustments customary for transactions of this type.

Target is a digital media company specializing in place-based video networks. SCG believes that a business combination with Target will provide the Stockholders with an opportunity to invest in a company with significant growth potential.

Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the SEC and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

SCG’s proposed business combination with Target is expected to qualify as a “business combination” under the SCG Charter upon its consummation. The SCG Charter currently provides that if the business combination is not completed by January 12, 2013 (or April 12, 2013 in the event that the Charter Amendment Proposal is approved), SCG will be dissolved and liquidated. As explained below, SCG may not be able to complete the business combination by January 12, 2013 given when the definitive agreements relating to the proposed business combination with Target are anticipated to be signed and the actions that must occur prior to closing.

SCG believes the business combination with Target to be in the best interests of the Stockholders, and because there is a likelihood that SCG will not be able to conclude the business combination with Target by January 12, 2013, SCG has determined to seek Stockholder approval to extend the time for completion of the business combination from January 12, 2013 to April 12, 2013. Although the termination date in the SCG Charter was included to protect the SCG Public Stockholders from having to sustain their investments for an unreasonably long period if SCG failed to find a suitable acquisition in the timeframe contemplated by the SCG Charter, SCG believes that given SCG’s expenditure of time, effort and money on the proposed business combination with Target, circumstances warrant providing those SCG Public Stockholders who might find Target to be an attractive investment an opportunity to consider the business combination with Target.

You are not being asked to vote on the proposed business combination with Target at this time. Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the SEC and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

Q:	Why should I vote for the Charter Amendment Proposal?

A:	The SCG Charter provides that, if SCG does not consummate a business combination at or prior to January 12, 2013 (or April 12, 2013 in the event that the Charter Amendment Proposal is approved), the Company will dissolve and liquidate. Since the date of the SCG Charter, SCG has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited U.S. GAAP financial statements. Commencing promptly upon completion of the IPO, SCG began to search for an appropriate business combination target. During the process, SCG relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms and legal and accounting firms.

As SCG believes the business combination with Target to be in the best interests of the Stockholders, and because SCG may not be able to conclude the business combination with Target by January 12, 2013, SCG has determined to seek Stockholder approval to extend the time for closing the business combination beyond January 12, 2013 to April 12, 2013. Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the SEC and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

The Board believes it is in the best interests of the Stockholders to propose extending the deadline set forth in the SCG Charter.

Q:	How do the SCG insiders intend to vote their shares of SCG Common Stock?

A:	All of SCG’s directors, executive officers and their affiliates are expected to vote any shares of SCG Common Stock (including any Public Shares owned by them), FOR the Charter Amendment Proposal and, if necessary or appropriate, FOR the Adjournment Proposal. On the record date, directors and executive officers of SCG and their affiliates beneficially owned and were entitled to vote 1,523,810 shares of SCG Common Stock, representing approximately 16% of the issued and outstanding SCG Common Stock.

In addition, affiliates of Target or SCG may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that such purchases do occur, the purchasers may seek to purchase Public Shares from Stockholders who would otherwise have voted against the Charter Amendment Proposal. Any Public Shares purchased by affiliates of Target or SCG will be voted FOR the Charter Amendment Proposal and, if necessary or appropriate, FOR the Adjournment Proposal.

Q:	What vote is required to approve the Charter Amendment Proposal at the special meeting of the Stockholders?

A:	Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of SCG Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of the Stockholders. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of SCG Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of the Stockholders. See the section entitled “Special Meeting of SCG Stockholders” for additional information.

Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Adjournment Proposal. A broker non-vote will not be considered present for the purposes of establishing a quorum. A broker non-vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and will have no effect on the Adjournment Proposal.

Q:	How will the Sponsor vote?

A:	SCG Financial Holdings LLC, an Illinois limited liability company (the “Sponsor”), owns 1,523,810 founder shares of SCG Common Stock (the “Founder Shares”). The Sponsor is an entity ultimately controlled equally by Gregory H. Sachs, SCG’s founder and chairman of the board, chief executive officer and president, and Donald R. Wilson, Jr.

The Sponsor intends to vote all its shares of SCG Common Stock in favor of the Charter Amendment Proposal.

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of 65% of the issued and outstanding shares of SCG Common Stock as of the record date present in person or represented by proxy at the special meeting of the Stockholders. As of the record date of the special meeting of the Stockholders, 1,523,810 Founder Shares, or 16% of the issued and outstanding shares of SCG Common Stock, would be voted in favor of the Charter Amendment Proposal. If the Sponsor or SCG’s executive officers and directors purchase Public Shares from existing SCG Public Stockholders that are likely to vote against the Charter Amendment Proposal, the probability that the vote to approve these proposals will succeed will increase.

Q:	What if I don’t want to vote for the Charter Amendment Proposal?

A:	If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote or vote against it. If the Charter Amendment Proposal is approved, regardless of how you voted on the Charter Amendment Proposal, you will retain you right to convert your Public Shares into a pro rata portion of the funds available in the Trust Account if the business combination with Target is approved and completed.

Q:	Will you seek any further extensions of the deadline for consummation of a business combination?

A:	No. The Board recognizes that the SCG Charter provides that, if SCG does not consummate a business combination at or prior to January 12, 2013 (or April 12, 2013 in the event that the Charter Amendment Proposal is approved), SCG will dissolve and liquidate. SCG will only ask you once to extend the period during which a business combination may be completed, pursuant to the terms of the SCG Charter.

Q:	If the Charter Amendment Proposal is approved, what happens next?

A:	SCG is continuing its efforts to complete the definitive agreements relating to the proposed business combination with Target, which will involve completing a due diligence review of Target and negotiating definitive agreements relating to the proposed business combination with Target. Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the SEC and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. This timetable is independent of the Charter Amendment Proposal (although it is likely that SCG will not be able to complete all of these tasks prior to SCG’s liquidation date of January 12, 2013 unless the Charter Amendment Proposal is approved).

You are not being asked to vote on the proposed business combination with Target at this time. Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the SEC and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

Q:	Would I still be able to exercise my redemption rights in the event the business combination with Target is ultimately consummated?

A:	Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the SEC and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. Regardless of your vote pertaining on the Charter Amendment Proposal, you will be able to exercise your redemption rights if you continue to hold your shares of SCG Common Stock through the consummation of the business combination, elect to convert your shares of SCG Common Stock, and then tender your SCG Common Stock certificates.

Q:	What will happen if I abstain from voting or fail to vote for the Charter Amendment Proposal and the Adjournment Proposal?

A:	Abstaining or failing to vote will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Adjournment Proposal. A broker non-vote will not be considered present for the purposes of establishing a quorum. A broker non-vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and will have no effect on the Adjournment Proposal.

Q:	What will happen if the Charter Amendment Proposal isn’t approved?

A:	In the event that the Charter Amendment Proposal is not approved and SCG is unable to consummate an initial business combination by January 12, 2013, SCG expects to seek Stockholder approval to dissolve SCG and file a certificate of dissolution of SCG with the Delaware Secretary of State shortly thereafter and (i) cease all operations except for the purpose of winding up under the terms of a plan of liquidation adopted by the Board, (ii) as promptly as reasonably possible, subject to lawfully available funds therefor, redeem the Public Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable and less any interest SCG may withdraw for working capital requirements (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish the rights of the SCG Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining Stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to SCG’s obligations under Delaware law, to provide for claims of creditors and other requirements of applicable law.

Q:	How do I vote?

A:

If you were a holder of record of SCG Common Stock on November 23, 2012, the record date for the special meeting of the Stockholders, you may vote with respect to the applicable proposals in person at the special meeting of the Stockholders or by submitting a proxy by mail prior to 2:00 P.M. Central Standard Time on December 19, 2012, in accordance with the instructions provided to you under “Special Meeting of SCG Stockholders”. If you hold your shares of SCG Common Stock in “street name,” which means your shares are held of record by a broker, bank or other nominee, your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). SCG has confirmed that approximately 99% of the street name holders will have access to telephone and Internet voting and that such access will continue until 11:59 P.M. Eastern Time on the day before the special meeting, after which time a street name holder must contact his bank, broker or nominee to vote or change his vote.

You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares of SCG Common Stock with instructions on how to vote your shares or, if you wish to attend the special meeting of the Stockholders and vote in person, obtain a proxy from your broker, bank or nominee.

Q:	What will happen if I sign and submit my proxy card without indicating how I wish to vote?

A:	Executed and dated proxies received by SCG without an indication of how the Stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the Stockholders.

Q:	If I am not going to attend the special meeting of the Stockholders in person, should I submit my proxy card instead?

A:	Yes. Whether or not you plan to attend the special meeting of the Stockholders, after carefully reading and considering the information contained in this proxy statement, please submit the executed stockholder proxy card by mail or follow the voting instructions (including any telephone or Internet voting instructions) provided by your broker or bank if your shares of SCG Common Stock are held in “street name”, in each case in accordance with the instructions provided under “Special Meeting of SCG Stockholders”, so your shares may be represented at the special meeting of the Stockholders.

Q:	If my shares of SCG Common Stock are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:	No. Under the NASDAQ rules, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. SCG believes the Charter Amendment Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares of SCG Common Stock without your instruction. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Adjournment Proposal. A broker non-vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal. If you do not provide instructions with your proxy, your bank, broker or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares of SCG Common Stock; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote”. Your bank, broker or other nominee can vote your shares of SCG Common Stock only if you provide instructions on how to vote. You should instruct your broker to vote your shares of SCG Common Stock in accordance with directions you provide.

Q:	May I change my vote after I have submitted my executed proxy card?

A:	Yes. You may change your vote by submitting a later-dated, executed proxy card by mail or following the voting instructions (including any telephone or Internet voting instructions) provided by your broker or bank if your shares of SCG Common Stock are held in “street name”, in each case in accordance with the instructions provided under “Special Meeting of SCG Stockholders” prior to the special meeting of the Stockholders or attending the special meeting of the Stockholders in person and voting. Street name holders of share of SCG Common Stock with access to telephone and Internet voting may change their vote until 11:59 P.M. Eastern Time on the day before the special meeting, after which time a street name holder must contact his bank, broker or nominee to change his vote. You also may revoke your proxy by sending a notice of revocation to SCG’s secretary, which must be received by SCG’s secretary prior to the special meeting of the Stockholders.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares of SCG Common Stock in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares of SCG Common Stock are registered in more than one name, you will receive more than one proxy card. Please submit each proxy card, and voting instruction card that you receive in order to cast your vote with respect to all of your shares of SCG Common Stock.

Q:	How can I obtain additional copies of the proxy statement or the enclosed proxy card?

A:	If you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Michelle Sibley, Secretary

615 North Wabash

Chicago, IL 60611

Tel: (312) 784-3960

To obtain timely delivery, the Stockholders must request the materials no later than December 10, 2012.

You may also obtain additional information about SCG from documents filed with the SEC, by following the instructions in the section entitled “Where You Can Find Additional Information”.

Q:	How will the solicitation of proxies be handled?

A:	SCG expects to solicit proxies primarily by mail. SCG has retained Morrow & Co., LLC (“Morrow”), who can be reached at 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902, via email at scg.info@morrowco.com or via telephone at 203-658-9400, for a total fee of $25,000 plus out-of-pocket expenses, to assist in the solicitation of proxies. Solicitation of proxies by mail may be supplemented by telephone, email and other electronic means, advertisements and personal solicitations by the directors, officers and employees of SCG. No additional compensation will be paid to SCG’s directors, officers or employees for their solicitation efforts.

Q:	Who can answer my questions?

A:	If you have any questions about the Charter Amendment Proposal or the Adjournment Proposal, or how to submit your proxy, or if you need additional copies of this proxy statement, the enclosed proxy card or voting instructions, you should contact SCG’s third party solicitor, which is assisting SCG in the solicitation of proxies, at:

Morrow & Co., LLC

470 West Avenue, 3rd Floor

Stamford, CT 06902

Telephone: 203-658-9400

Email: scg.info@morrowco.com

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, SCG and services that it employs to deliver communications to its Stockholders are permitted to deliver to two or more Stockholders sharing the same address a single copy of the proxy statement, unless SCG has received contrary instructions from one or more of such Stockholders. Upon written or oral request, SCG will deliver a separate copy of the proxy statement to any Stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that SCG deliver single copies of the proxy statement in the future. Stockholders may notify SCG of their requests by calling SCG at (312) 784-3960 or writing SCG at its principal executive offices at 615 N. Wabash, Chicago, IL 60611.

SUMMARY OF THE PROXY STATEMENT

This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To better understand the proposals to be presented to the Stockholders, you should read this entire proxy statement and the other documents to which it refers you and the annexes carefully. See also the section entitled “Where You Can Find Additional Information”.

Unless the context otherwise requires, a reference in this proxy statement to “SCG” means SCG Financial Acquisition Corp., a Delaware corporation, and a reference to “Target” means RMG Networks, Inc., a Delaware corporation. References in this proxy statement to “SCG Common Stock” are to shares of common stock of SCG, par value $0.0001 per share. References in this proxy statement to “Public Shares” are to shares of SCG Common Stock issued as part of the units in SCG’s initial public offering (the “IPO”), and references to “SCG Public Stockholders” refer to the holders of the Public Shares.

This proxy statement is for use in the solicitation of proxies for the special meeting of the stockholders of SCG (the “Stockholders”).

The Proposed Business Combination

On November 20, 2012, SCG and Target entered into a non-binding letter of intent (the “Letter of Intent”). The Letter of Intent contemplates that SCG and Target will complete a business combination (the “business combination”) pursuant to which SCG shall pay to Target the purchase price of Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000) on a debt-free basis, with Target’s outstanding indebtedness to be repaid in cash and the remaining purchase price to be paid to Target’s preferred shareholders in shares of SCG Common Stock valued at $10.00 per share, subject to working capital and other adjustments customary for transactions of this type.

You are not being asked to vote on the proposed business combination with Target at this time. Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the Securities and Exchange Commission, or the SEC, and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

The Charter Amendment Proposal

The Amendment

SCG and its board of directors (the “Board”) is proposing to amend its Amended and Restated Certificate of Incorporation (the “SCG Charter”) to extend the date on which SCG must either consummate a business combination or commence proceedings to dissolve and liquidate from January 12, 2013 to April 12, 2013 (the “Charter Amendment Proposal”).

The proposed business combination with Target is expected to be considered a “business combination” under the SCG Charter, upon the consummation thereof. The SCG Charter currently provides that if SCG does not consummate a business combination by January 12, 2013, SCG will cease all operations and commence winding up, as described below. As explained below, there is a likelihood that SCG will be unable to complete the business combination with Target by such date if the Charter Amendment Proposal is not approved. The Board believes that the Stockholders will benefit from SCG’s business combination with Target and is therefore proposing a one-time amendment to the SCG Charter to extend such date to April 12, 2013, and to make other corresponding changes in the SCG Charter. In the event that the Charter Amendment Proposal is approved, SCG will not be permitted to pursue any other potential initial business combinations.

The purpose of the Charter Amendment Proposal is to allow SCG more time to complete its proposed business combination with Target, as contemplated under the Letter of Intent. Definitive agreements embodying the transactions contemplated by the Letter of Intent are currently being negotiated by the parties thereto. The transactions contemplated by the Letter of Intent are referred to herein as the “business combination”. SCG will only ask you once to extend the period during which a business combination may be completed, pursuant to the terms of the SCG Charter.

If the Charter Amendment Proposal is Approved

Subject to SCG entering into definitive agreements to acquire Target, SCG intends to consummate its initial business combination with Target and conduct redemptions of shares of SCG Common Stock for cash pursuant to the tender offer rules of the SEC and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

Date, Time and Place of the Special Meeting of SCG Stockholders

The special meeting of the Stockholders will be held at 2:00 P.M., Central Standard Time, on December 19, 2012, at the offices of DLA Piper LLP (US), 203 North LaSalle Street, Suite 1900, Chicago, Illinois 60601-1293, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals described herein.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the special meeting of the Stockholders if you owned shares of SCG Common Stock at the close of business on November 23, 2012, which is the record date for the special meeting of the Stockholders. You are entitled to one vote for each share of SCG Common Stock you owned at the close of business on the record date. If your shares of SCG Common Stock are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares of SCG Common Stock you beneficially own are properly counted, and your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). SCG has confirmed that approximately 99% of the street name holders will have access to telephone or Internet voting and that such access will continue until 11:59 P.M. Eastern Time on the day before the special meeting, after which time a street name holder must contact his bank, broker or nominee to vote or change his vote. You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares of SCG Common Stock with instructions on how to vote your shares or, if you wish to attend the special meeting of the Stockholders and vote in person, obtain a proxy from your broker, bank or nominee.

Under the NASDAQ rules, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. SCG believes the Charter Amendment Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares of SCG Common Stock without your instruction. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Adjournment Proposal. A broker non-vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal. If you do not provide instructions with your proxy, your bank, broker or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares of SCG Common Stock; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote”. Your bank, broker or other nominee can vote your shares of SCG Common Stock only if you provide instructions on how to vote. You should instruct your broker to vote your shares of SCG Common Stock in accordance with directions you provide.

As of the record date, there were 9,523,810 shares of SCG Common Stock outstanding, of which 8,000,000 are SCG Public Shares and 1,523,810 are founder shares of SCG Common Stock (the “Founder Shares”) held by SCG Financial Holdings LLC, an Illinois limited liability company (the “Sponsor”).

Quorum and Required Vote for Stockholder Proposals

A quorum of the Stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of the Stockholders if the holders of a majority of the SCG Common Stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum but broker non-votes will not.

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of SCG Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of the Stockholders. Approval of Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of SCG Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of the Stockholders.

Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Adjournment Proposal. A broker non-vote will not be considered present for the purposes of establishing a quorum. A broker non-vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and will have no effect on the Adjournment Proposal.

If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote or vote against it. SCG intends to consummate its initial business combination and conduct redemptions of shares of SCG Common Stock for cash without a Stockholder vote pursuant to the tender offer rules of the SEC and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

Whether or not the Charter Amendment Proposal is approved, if the proposed business combination is not completed by the date specified in the SCG Charter (including any later date if the Charter Amendment Proposal is approved), all SCG Public Stockholders will be entitled to share in the liquidation of the Trust Account as provided for herein.

Proxies

Proxies may be solicited by mail, telephone or in person. SCG’s proxy solicitor is Morrow & Co., LLC (“Morrow”), who can be reached at 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902, via email at scg.info@morrowco.com or via telephone at 203-658-9400.

If you grant a proxy, you may still vote your shares of SCG Common Stock in person if you revoke your proxy before the special meeting of the Stockholders. You may also change your vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of SCG Stockholders—Revoking Your Proxy”. You also may revoke your proxy by sending a notice of revocation to SCG’s secretary, which must be received by SCG’s secretary prior to the special meeting of the Stockholders.

Executed and dated proxies received by SCG without an indication of how the Stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the Stockholders.

Vote of the Sponsor

The Sponsor is an entity ultimately controlled equally by Gregory H. Sachs, SCG’s founder and chairman of the board, chief executive officer and president, and Donald R. Wilson, Jr. As of the record date for the special meeting of the Stockholders, the Sponsor owned an aggregate of approximately 16% of the outstanding shares of SCG Common Stock, consisting of 1,523,810 Founder Shares that were acquired prior to the IPO.

The Sponsor intends to vote all its shares of SCG Common Stock in favor of the Charter Amendment Proposal.

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of 65% of the issued and outstanding shares of SCG Common Stock as of the record date present in person or represented by proxy at the special meeting of the Stockholders. As of the record date of the special meeting of the Stockholders, 1,523,810 Founder Shares, or 16% of the issued and outstanding shares of SCG Common Stock, would be voted in favor of the Charter Amendment Proposal and in favor of the Adjournment Proposal if necessary or appropriate. If the Sponsor or SCG’s executive officers and directors purchase Public Shares from existing SCG Public Stockholders that are likely to vote against the Charter Amendment Proposal, the probability that the vote to approve these proposals will succeed will increase.

Regulatory Matters

The Charter Amendment Proposal and the proposed business combination are not subject to any additional federal or state regulatory requirements or approvals, except for filings with the State of Delaware and federal and state securities law regulatory bodies.

The Adjournment Proposal

If, based on the tabulated vote, there are not sufficient votes at the time of the special meeting of the Stockholders to permit SCG to approve the Charter Amendment Proposal, the Adjournment Proposal allows the Board to adjourn such special meeting of the Stockholders to a later date or dates, if necessary, to permit further solicitation of proxies. Such special meeting could be adjourned to as late as January 12, 2013.

Recommendation to the Stockholders

Each member of the Board believes that each of the Charter Amendment Proposal and, if necessary or appropriate, the Adjournment Proposal, to be presented at the special meeting of the Stockholders, is fair to, and in the best interests of, SCG and the Stockholders and recommends that the Stockholders vote “FOR” each of the proposals.

SCG Common Stock Ownership

Information concerning the holders of certain Stockholders is set forth below under “Beneficial Ownership of Securities”.

SPECIAL MEETING OF SCG STOCKHOLDERS

General

SCG is furnishing this proxy statement to the Stockholders as part of the solicitation of proxies by the Board for use at the special meeting of the Stockholders to be held on December 19, 2012, and at any adjournment or postponement thereof. This proxy statement is first being mailed to the Stockholders on or about December 3, 2012. This proxy statement provides you with information you need to know to be able to vote or instruct your vote to be cast at the special meeting of the Stockholders.

Date, Time and Place

The special meeting of the Stockholders will be held at 2:00 P.M., Central Standard Time, on December 19, 2012, at the offices of DLA Piper LLP (US), 203 North LaSalle Street, Suite 1900, Chicago, Illinois 60601-1293, or such other date, time and place to which such meeting may be adjourned or postponed, to consider and vote upon the proposals described herein.

Purpose of the Special Meeting of SCG Stockholders

At the special meeting of SCG stockholders, SCG will ask holders of SCG Common Stock to consider and vote upon the following proposals:

(1) The Charter Amendment Proposal—to extend the date on which SCG must either consummate a business combination or commence proceedings to dissolve and liquidate from January 12, 2013 to April 12, 2013, pursuant to the amendment to the SCG Charter in the form set forth in Annex A to this proxy statement (the “Charter Amendment”); and

(2) The Adjournment Proposal—to approve, if necessary or appropriate, the adjournment of the special meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Charter Amendment Proposal.

Recommendation of SCG’s Board of Directors

After careful consideration of each of the proposals, each member of the Board believes that each of the Charter Amendment Proposal and, if necessary or appropriate, the Adjournment Proposal, to be presented at the special meeting of the Stockholders, is fair to, and in the best interests of, SCG and its Stockholders and recommends that its Stockholders vote “FOR” each of the proposals.

Voting Power; Record Date

SCG has fixed the close of business on November 23, 2012 as the record date for determining the Stockholders entitled to notice of and to attend and vote at the special meeting of the Stockholders. You are entitled to one vote for each share of SCG Common Stock you owned at the close of business on the record date. If your shares of SCG Common Stock are held in “street name” or are in a margin or similar account, you should contact your broker, bank or other nominee to ensure that votes related to the shares of SCG Common Stock you beneficially own are properly counted, and your broker or bank or other nominee may provide voting instructions (including any telephone or Internet voting instructions). SCG has confirmed that approximately 99% of the street name holders will have access to telephone or Internet voting and that such access will continue until 11:59P.M. Eastern Time on the day before the special meeting, after which time a street name holder must contact his bank, broker or nominee to vote or change his vote. You should contact your broker, bank or nominee in advance to ensure that votes related to the shares you beneficially own will be properly counted. In this regard, you must provide the record holder of your shares of SCG Common Stock with instructions on how to vote your shares or, if you wish to attend the special meeting of the Stockholders and vote in person, obtain a proxy from your broker, bank or nominee.

Under the NASDAQ rules, your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. SCG believes the Charter Amendment Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares of SCG Common Stock without your instruction. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Adjournment Proposal. A broker non-vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal. If you do not provide instructions with your proxy, your bank, broker or other nominee may submit a proxy card expressly indicating that it is NOT voting your shares of SCG Common Stock; this indication that a bank, broker or nominee is not voting your shares is referred to as a “broker non-vote”. Your bank, broker or other nominee can vote your shares of SCG Common Stock only if you provide instructions on how to vote. You should instruct your broker to vote your shares of SCG Common Stock in accordance with directions you provide.

As of the record date, there were 9,523,810 shares of SCG Common Stock outstanding, of which 8,000,000 are SCG Public Shares and 1,523,810 are Founder Shares held by the Sponsor.

Quorum and Required Vote for Stockholder Proposals

A quorum of the Stockholders is necessary to hold a valid meeting. A quorum will be present at the special meeting of the Stockholders if the holders of a majority of the SCG Common Stock outstanding and entitled to vote at the special meeting is represented in person or by proxy. Abstentions will count as present for the purposes of establishing a quorum but broker non-votes will not.

Approval of the Charter Amendment Proposal requires the affirmative vote of holders of at least 65% of the issued and outstanding shares of SCG Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of the Stockholders. Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the issued and outstanding shares of SCG Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of the Stockholders.

Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Adjournment Proposal. A broker non-vote will not be considered present for the purposes of establishing a quorum. A broker non-vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and will have no effect on the Adjournment Proposal.

If you do not want the Charter Amendment Proposal to be approved, you must abstain, not vote or vote against it. If the Charter Amendment Proposal is approved, regardless of how you voted on the Charter Amendment Proposal, you will retain you right to convert your Public Shares into a pro rata portion of the funds available in the Trust Account if the business combination with Target is approved and completed.

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of 65% of the issued and outstanding shares of SCG Common Stock as of the record date present in person or represented by proxy at the special meeting of the Stockholders. As of the record date of the special meeting of the Stockholders, 1,523,810 Founder Shares, or 16% of the issued and outstanding shares of SCG Common Stock, would be voted in favor of the Charter Amendment Proposal. If the Sponsor or SCG’s executive officers and directors purchase any SCG Common Shares from existing Stockholders that are likely to vote against the Charter Amendment Proposal, the probability that the vote to approve these proposals will succeed will increase. Such purchases, if any, may occur at any time subsequent to the filing of the filing of the preliminary proxy statement to be filed with the SEC in connection with the special meeting of the Stockholders and continue up through the date of the special meeting of the Stockholders, including any adjournment or postponement thereto.

In addition, other affiliates of the Sponsor or of SCG’s directors or executive officers may choose to buy Public Shares from the SCG Public Stockholders in the open market, through negotiated private purchases and/or by a tender offer pursuant to the SEC’s tender offer rules. In the event that such purchases do occur, the purchasers may seek to purchase these Public Shares from SCG Public Stockholders who otherwise would have voted against the Charter Amendment Proposal. Any Public Shares purchased by any such purchasers will be voted in favor of the Charter Amendment Proposal. In the event that the proposed business combination with Target is not consummated and SCG is forced to liquidate, regardless of the Stockholders’ approval or disapproval of the Charter Amendment Proposal, such purchasers will be able to receive liquidation distributions for such SCG Public Shares.

Whether or not the Charter Amendment Proposal is approved, if the proposed business combination is not completed by the date specified in the SCG Charter (including any later date if the Charter Amendment Proposal is approved), all SCG Public Stockholders will be entitled to share in the liquidation of the Trust Account.

Proxies

Proxies may be solicited by mail, telephone or in person. SCG’s proxy solicitor is Morrow & Co., LLC, who can be reached at 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902, via email at scg.info@morrowco.com or via telephone at 203-658-9400.

If you grant a proxy, you may still vote your shares of SCG Common Stock in person if you revoke your proxy before the special meeting of the Stockholders. You may also change your vote by submitting a later-dated proxy as described in the section entitled “Special Meeting of SCG Stockholders—Revoking Your Proxy”. You also may revoke your proxy by sending a notice of revocation to SCG’s secretary, which must be received by SCG’s secretary prior to the special meeting of the Stockholders.

Executed and dated proxies received by SCG without an indication of how the Stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the Stockholders.

Voting Your Shares

Each share of SCG Common Stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares of SCG Common Stock you own.

There are three ways for holders of record to have their shares of SCG Common Stock represented and voted at the special meeting of the Stockholders:

•

By signing and returning the enclosed proxy card. If you duly sign and return a proxy card, your “proxy”, whose name is listed on the proxy card, will vote your shares of SCG Common Stock as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares of SCG Common Stock, your shares will be voted as recommended by the Board, which is “FOR” the Charter Amendment Proposal and, if necessary or appropriate, “FOR” the Adjournment Proposal.

•

By telephone or on the Internet. You can submit a proxy to vote your shares of SCG Common Stock by following the telephone or Internet voting instructions included on your proxy card. If you do, you should not return the proxy card.

•

You can attend the special meeting of the Stockholders. You will receive a ballot when you arrive at the special meeting of the Stockholders. However, if your shares of SCG Common Stock are held in the “street name” of your broker, bank or other nominee, you must obtain a proxy from the broker, bank or other nominee to vote in person at the special meeting of the Stockholders. That is the only way we can be sure that the broker, bank or other nominee has not already voted your shares.

Abstentions and Broker Non-Votes

Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to nondiscretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. SCG believes all of the proposals presented to the Stockholders will be considered non-discretionary and therefore your broker, bank or nominee cannot vote your shares of SCG Common Stock without your instruction. If you do not provide instructions with your proxy, your bank, broker or other nominee may deliver a proxy card expressly indicating that it is NOT voting your shares of SCG Common Stock; we refer to this indication that a bank, broker or nominee is not voting your shares of SCG Common Stock as a “broker non-vote.”

Abstentions are considered present for the purposes of establishing a quorum but will have the same effect as a vote “AGAINST” the Charter Amendment Proposal and the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum. A broker non-vote will have the effect of a vote “AGAINST” the Charter Amendment Proposal and will have no effect on the Adjournment Proposal.

Solicitation Costs

SCG is soliciting proxies on behalf of the Board. This solicitation is being made by mail but also may be made in person. SCG and its respective directors, officers, employees and consultants may also solicit proxies in person or by mail. These persons will not be paid for doing this. SCG has agreed to pay Morrow for a total fee of $25,000 plus out-of-pocket expenses, to assist in the solicitation of proxies.

SCG will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. SCG will reimburse them for their reasonable expenses.

Manner of Voting

We refer to securityholders who hold their SCG Common Stock in their own name (as opposed to being held in the name of their broker, bank or other nominee) as “holders of record”. Holders of record may vote in person at the special meeting of the Stockholders or by proxy. SCG recommends that holders of record vote by proxy even if they plan to attend the special meeting. Holders of record can always revoke their proxy and change their votes at the special meeting.

Proxy Voting by Holders of Record

Voting instructions are attached to your proxy card. If you properly submit your proxy to SCG prior to 2:00 P.M. Central Standard Time on December 19, 2012, one of the individuals named as your proxy will vote your shares of SCG Common Stock as you have directed. You may vote for or against any or all of the proposals submitted at the special meeting of the Stockholders or abstain from voting.

If you are a holder of record, you may vote your proxy by mail. Please follow the instructions provided on your proxy card. Your submission of proxy authorizes Gregory H. Sachs and Michelle Sibley, and each of them, as proxies, each with the power to appoint his substitute, to represent and vote your shares of SCG Common Stock.

Only the latest dated proxy received from you will be voted at the special meeting of the Stockholders.

Voting of Shares Held in “Street Name”

If your shares of SCG Common Stock are not held in your own name but rather by your broker, bank or other nominee, we refer to your shares as being held in “street name” by such broker, bank or other nominee. If your shares of SCG Common Stock are held in street name, you must instruct your broker, bank or other nominee how to vote your shares of SCG Common Stock.

Your broker, bank or other nominee may send to you a separate voting instruction form asking you for your voting instructions. If you do not receive a request for voting instructions well in advance of the special meeting, we recommend that you directly contact your broker, bank or other nominee to determine how to cause your shares of SCG Common Stock to be voted as you wish. Your nominee may permit you to instruct the voting of your shares of SCG Common Stock electronically using the telephone or Internet. SCG has confirmed that approximately 99% of the street name holders will have access to telephone and Internet voting and that such access will continue until 11:59 P.M. Eastern Time on the day before the special meeting, after which time a street name holder must contact its bank, broker or nominee to vote or change its vote.

How Proxies Will Be Voted

All shares of SCG Common Stock entitled to vote and represented by properly completed proxies received prior to the special meeting of the Stockholders (unless properly revoked) will be voted at the special meeting as instructed on the proxies. If the Stockholders do not indicate how their shares of SCG Common Stock should be voted on a matter, the shares of SCG Common Stock represented by a properly completed and not properly withdrawn proxy will be voted as the Board recommends and therefore will be voted: “FOR” the Charter Amendment Proposal and, if necessary or appropriate, “FOR” the Adjournment Proposal.

Revoking Your Proxy

A record holder may revoke a proxy at any time before the special meeting of the Stockholders or at such meeting by doing any one of the following:

If you give a proxy, you may revoke it or change your voting instructions at any time before the proxy is exercised by:

•	Delivering another proxy card with a later date, prior to the special meeting of the Stockholders;

•

Notifying Michelle Sibley, SCG’s secretary, at 615 N. Wabash Ave., Chicago, IL 60611, Attention: Secretary, in writing before the special meeting of the Stockholders that you have revoked your proxy; or

•	Attending the special meeting of the Stockholders, revoking your proxy and voting in person, as indicated above.

If you hold your shares of SCG Common Stock in “street name” and have instructed your bank, broker or other nominee to vote your shares for you, you must follow instructions you receive from your bank, broker or other nominee in order to change or revoke your vote. Street name holders with access to telephone and Internet voting may change their vote until 11:59 P.M. Eastern Time on the day before the special meeting, after which time a street name holder must contact his bank, broker or nominee to change his vote.

No Additional Matters May Be Presented at the Special Meeting

The special meeting of the Stockholders has been called only to consider the approval of the Charter Amendment Proposal and, if necessary or appropriate, the Adjournment Proposal. Under SCG’s bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting of the Stockholders if they are not included in the notice of the applicable special meeting.

Who Can Answer Your Questions About Voting Your Shares

If you have any questions about how to vote or direct a vote in respect of your shares of SCG Common Stock, you may call Michelle Sibley, at (312) 784-3960.

Permitted Purchases of SCG’s Securities

As a condition to listing the SCG Common Stock on The NASDAQ Capital Market, SCG waived its right to use funds from the Trust Account to purchase up to 15% of the Public Shares (1,200,000 shares) in connection with an initial business combination.

However, SCG’s Sponsor, directors, officers, advisors or their affiliates may purchase shares of SCG Common Stock in privately negotiated transactions. Neither SCG nor its directors, officers, advisors or their affiliates will make any such purchases when in possession of any material non-public information not disclosed to the seller of such shares. In the event SCG is the buyer in such privately negotiated purchases, it could elect to use Trust Account proceeds to pay the purchase price in such transaction after the closing of the initial business combination. Although SCG does not currently anticipate paying any premium purchase price for such Public Shares, in the event it does, the payment of a premium may not be in the best interest of those Stockholders not receiving any such additional consideration. In addition, the payment of a premium may not be in the best interest of the remaining Stockholders, who will experience a reduction in book value per share compared to the value received by Stockholders that have their shares purchased at a premium. Such a purchase would include a contractual acknowledgement that such Stockholder, although still the record holder of the shares of SCG Common Stock, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights in connection with the Stockholder vote on the proposed business combination.

The purpose of such purchases would be to increase the likelihood of obtaining Stockholder approval of the Charter Amendment Proposal. This may result in the extension of SCG’s termination date as set forth in the SCG Charter, which may not otherwise have been possible.

As a consequence of such purchases:

•	the funds that are so used will not be available to SCG after the Stockholder vote;

•

the public “float” of SCG Common Stock may be reduced and the number of beneficial holders of its securities may be reduced, which may make it difficult to maintain the listing or trading of SCG’s securities on a national securities exchange; and

•

the payment of any premium would result in a reduction in book value per share for the remaining Stockholders compared to the value received by the Stockholders that have their shares of SCG Common Stock purchased by SCG at a premium.

The Sponsor and SCG’s officers, directors and/or their affiliates anticipate that they will identify the Stockholders with whom the Sponsor and such officers, directors or their affiliates may pursue privately negotiated purchases by either the Stockholders contacting SCG directly following SCG’s mailing of this proxy statement in connection with the special meeting of the Stockholders. To the extent that the Sponsor or SCG’s officers, directors, advisors or their affiliates enter into a private purchase, they would identify and contact only potential selling Stockholders who have expressed their intention to vote against the Charter Amendment Proposal. The terms of such purchases would operate to facilitate SCG’s ability to vote in favor of the Charter Amendment Proposal.

Proxy Solicitation Costs

SCG is soliciting proxies on behalf of the Board. All solicitation costs will be paid by SCG. This solicitation is being made by mail but also may be made by telephone or in person. SCG and its directors, officers and employees may also solicit proxies in person, by telephone or by other electronic means, including e-mail and facsimile. Any solicitation made and information provided in such a solicitation will be consistent with the written proxy statement and proxy card. Morrow & Co., LLC, who can be reached at 470 West Avenue, 3rd Floor, Stamford, Connecticut 06902, via email at scg.info@morrowco.com or via telephone at 203-658-9400, a proxy solicitation firm that SCG has engaged to assist it in soliciting proxies, will be paid a total fee of $25,000 plus out-of-pocket expenses for its efforts.

SCG will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. SCG will reimburse them for their reasonable expenses.

SCG, its directors and its executive officers may be deemed to be participants in the solicitation of proxies. The underwriters to the IPO may provide assistance to SCG and its directors and its executive officers, and may be deemed to be participants in the solicitation of proxies. $2.0 million of the underwriting commissions relating to the IPO are deferred pending completion of SCG’s initial business combination, and the Stockholders are advised that the underwriters to the IPO have a financial interest in the successful outcome of the proxy solicitation.

Vote of the Sponsor

As of November 23, 2012, the record date for the special meeting of the Stockholders, the Sponsor and its affiliates beneficially owned and were entitled to vote 1,523,810 Founder Shares, which collectively constitute 16% of the issued and outstanding SCG Common Stock. The Sponsor is an entity ultimately controlled equally by Gregory H. Sachs, SCG’s founder and chairman of the board, chief executive officer and president, and Donald R. Wilson, Jr.

The Sponsor intends to vote all its shares of SCG Common Stock in favor of the Charter Amendment Proposal.

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of 65% of the issued and outstanding shares of SCG Common Stock as of the record date present in person or represented by proxy at the special meeting of the Stockholders. As of the record date of the special meeting of the Stockholders, 1,523,810 Founder Shares, or 16% of the issued and outstanding shares of SCG Common Stock, would be voted in favor of the Charter Amendment Proposal. If the Sponsor or SCG’s executive officers and directors purchase Public Shares from existing SCG Public Stockholders that are likely to vote against the Charter Amendment Proposal, the probability that the vote to approve these proposals will succeed will increase.

Stock Ownership

Information concerning the holdings of certain Stockholders is set forth below under “Beneficial Ownership of Securities”.

THE CHARTER AMENDMENT PROPOSAL

At the special meeting of the Stockholders, the Stockholders will be asked to adopt the Charter Amendment, a copy of which is attached as Annex A to this proxy statement, and to approve the Charter Amendment Proposal.

Background

Section 9.2(d) of the SCG Charter provides that if SCG has not consummated a business combination by January 12, 2013 (which period may be extended for up to one 3-month extension if (i) SCG has executed a letter of intent or a definitive agreement by January 12, 2013 and the business combination relating thereto has not yet been completed by January 12, 2013 and (ii) such extension is approved by at least 65% of the holders of the SCG Common Stock), SCG will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable and less up to $100,000 of such net interest that may be released to SCG from the Trust Account to pay dissolution expenses, divided by the number of then outstanding Public Shares, which redemption will completely extinguish the SCG Public Stockholders’ rights as Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law; and (iii) as promptly as reasonably possible following such redemption, subject to the approval of SCG’s remaining Stockholders and its Board, dissolve and liquidate, subject in each case to SCG’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Purpose

SCG is proposing to amend the SCG Charter pursuant to the Charter Amendment in order to extend the date on which SCG must either consummate its initial business combination or commence proceedings to dissolve and liquidate from January 12, 2013 to April 12, 2013.

The purpose of the Charter Amendment Proposal is to allow SCG more time, if needed, to complete its initial business combination. If the Charter Amendment Proposal is approved, SCG will have until April 12, 2013 to consummate its initial business combination. If the Charter Amendment Proposal is not approved and the initial business combination is not consummated by January 12, 2013, SCG will cease all operations and commence winding up as described above, including seeking Stockholder approval to dissolve SCG. In the event that Charter Amendment Proposal is approved, SCG will not be permitted to pursue any other potential initial business combinations. SCG will only ask you once to extend the period during which a business combination may be completed, pursuant to the SCG Charter.

Since the completion of the IPO, SCG has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating the attendant business terms, conducting the related due diligence and obtaining the necessary audited financial statements of the business combination target. As a result, SCG has not completed a qualifying business combination. In addition, the completion of an initial business combination, such as the proposed business combination with Target, may be subject to unpredictable market conditions.

As SCG believes the proposed business combination with Target to be in the best interests of the Stockholders, and because SCG may not be able to conclude the proposed business combination by January 12, 2013, SCG has determined to seek Stockholder approval to extend SCG’s corporate existence until April 12, 2013.

Vote Required

The affirmative vote of the holders of at least 65% of the issued and outstanding shares of SCG Common Stock as of the record date is required for the Charter Amendment Proposal to be approved. SCG will only ask you once to extend the period during which a business combination may be completed, pursuant to the terms of the SCG Charter.

Abstentions will have the same effect as a vote “AGAINST” the Charter Amendment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have the same effect as a vote “AGAINST” the Charter Amendment Proposal.

Board Recommendation

After careful consideration, each member of the Board has determined that the Charter Amendment is fair to, and in the best interests of, SCG and its Stockholders. On the basis of the foregoing, the Board has approved and declared advisable the Charter Amendment Proposal and recommends that you vote or give instructions to vote “FOR” the approval of the Charter Amendment Proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

THE PROPOSED RMG BUSINESS COMBINATION

The following is a brief summary of the terms and background of the Letter of Intent that SCG entered into with Target.

YOU ARE NOT BEING ASKED TO VOTE ON THE PROPOSED BUSINESS COMBINATION WITH TARGET AT THIS TIME. SUBJECT TO SCG ENTERING INTO DEFINITIVE AGREEMENTS TO ACQUIRE TARGET, SCG INTENDS TO CONSUMMATE ITS INITIAL BUSINESS COMBINATION WITH TARGET AND CONDUCT REDEMPTIONS OF SHARES OF SCG COMMON STOCK FOR CASH PURSUANT TO THE TENDER OFFER RULES OF THE SEC AND THE TERMS OF A PROPOSED BUSINESS COMBINATION. IF, HOWEVER, A STOCKHOLDER VOTE IS REQUIRED BY LAW, OR SCG DECIDES TO HOLD A STOCKHOLDER VOTE FOR BUSINESS OR OTHER LEGAL REASONS, SCG WILL OFFER TO REDEEM THE PUBLIC SHARES IN CONJUNCTION WITH A PROXY SOLICITATION PURSUANT TO THE PROXY RULES AND NOT PURSUANT TO THE TENDER OFFER RULES.

General

On November 20, 2012, SCG and Target entered into the non-binding Letter of Intent.

Business Combination with Target; Acquisition Consideration

The Letter of Intent contemplates that SCG and Target will complete a business combination pursuant to which SCG shall pay to Target the purchase price of Twenty Seven Million Five Hundred Thousand Dollars ($27,500,000) on a debt-free basis, with Target’s outstanding indebtedness to be repaid in cash and the remaining purchase price to be paid to Target’s preferred shareholders in shares of SCG Common Stock valued at $10.00 per share, subject to working capital and other adjustments customary for transactions of this type. The proposed business combination is subject to the parties to the Letter of Intent entering into definitive agreements.

Background

The SCG Charter provides that, if SCG does not consummate a business combination at or prior to January 12, 2013, the Company will dissolve and liquidate. Since the date of the SCG Charter, SCG has been dealing with many of the practical difficulties associated with the identification of a business combination target, negotiating business terms with potential targets, conducting related due diligence and obtaining the necessary audited U.S. GAAP financial statements. Commencing promptly upon completion of the IPO, SCG began to search for an appropriate business combination target. During the process, SCG relied on numerous business relationships and contacted investment bankers, private equity funds, consulting firms and legal and accounting firms.

As SCG believes the business combination with Target to be in the best interests of the Stockholders, and because SCG may not be able to conclude the business combination with Target by January 12, 2013, SCG has determined to seek Stockholder approval to extend the time for closing the business combination beyond January 12, 2013 to April 12, 2013. If the Charter Amendment Proposal is approved, SCG intends to consummate its initial business combination and conduct redemptions of shares of SCG Common Stock for cash without a Stockholder vote pursuant to the tender offer rules of the SEC and the terms of a proposed business combination. If, however, a Stockholder vote is required by law, or SCG decides to hold a Stockholder vote for business or other legal reasons, SCG will offer to redeem the Public Shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules.

THE ADJOURNMENT PROPOSAL

At the special meeting of the Stockholders to approve the Charter Amendment Proposal, as previously described in this proxy statement, the Stockholders will be asked to approve, if necessary or appropriate, the adjournment of the special meeting to solicit additional proxies if there are insufficient votes at the time of the meeting to approve the Charter Amendment Proposal.

The Adjournment Proposal, if adopted, will allow the Board to adjourn the special meeting of the Stockholders to a later date or dates to permit further solicitation of proxies in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment Proposal. The Adjournment Proposal will only be presented to the Stockholders in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting of the Stockholders to approve the Charter Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by the Stockholders, the Board may not be able to adjourn the special meeting of the Stockholders to a later date in the event that, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the Charter Amendment Proposal. In such event, the Charter Amendment would not be permitted.

Vote Required

The affirmative vote of the holders of a majority of the issued and outstanding shares of SCG Common Stock entitled to vote thereon as of the record date present in person or represented by proxy at the special meeting of the Stockholders is required for the Adjournment Proposal to be approved.

Abstentions will have the same effect as a vote “AGAINST” the Adjournment Proposal. Broker non-votes will not be considered present for the purposes of establishing a quorum and will have no effect on the Adjournment Proposal.

Board Recommendation

After careful consideration, the Board has determined that the Adjournment Proposal is fair to and in the best interests of SCG and its Stockholders. On the basis of the foregoing, the Board has approved and declared advisable the Adjournment Proposal and recommends that you vote or give instructions to vote “FOR” the approval of the Adjournment Proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table and accompanying footnotes set forth the beneficial ownership of SCG Common Stock as of November 23, 2012 by each of SCG’s directors and executive officers, all of SCG’s directors and executive officers as a group and other persons who beneficially own 5% or more of the outstanding SCG Common Stock. Unless otherwise indicated, SCG believes that all persons named in the table below have sole voting and investment power with respect to all shares of SCG Common Stock beneficially owned by them.

Except as otherwise indicated, the holders listed in the tables have sole voting and investment powers with respect to the shares of SCG Common Stock indicated. Shares of SCG Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise or redemption of options, warrants or other similar convertible or derivative securities are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

In the event that the beneficial ownership information provided in the table below changes due to any purchase agreements entered into between holders of shares of SCG Common Stock and SCG, the Sponsor, SCG’s directors or officers or their affiliates, after the date of this proxy statement, to secure approval of the Charter Amendment Proposal by the Stockholders, SCG will file a Form 8-K disclosing such changes in beneficial ownership. For additional information regarding such purchases, see the section entitled “Special Meeting of SCG Stockholders—Permitted Purchases of SCG’s Securities”.

	Shares of SCG Common Stock Beneficially Owned
	Number		Percent
Name and Address of Beneficial Owner (1)
SCG Financial Holdings LLC (the Sponsor)	1,523,810	(2)	16.0%
Gregory H. Sachs	761,905	(2)	8.0%
Donald R. Wilson, Jr.	761,905	(2)	8.0%
Michelle Sibley (2)	—		—
Kenneth B. Leonard (2)	400		*
Donna Parlapiano	—		—
Marvin Shrear	—		—
Frederick L. White	—		—
Pine River Capital Management L.P. (3)	620,000		6.5%
Polar Securities Inc. (4)	821,205		8.6%
Fir Tree Value Master Fund, L.P. (5)	640,000		6.7%
Bulldog Investors (6)	801,400		8.4%
AQR Capital Management, LLC (7)	767,040		8.1%
All directors and executive officers as a group (six individuals)	1,523,810		16.0%

*	Less than 1%
(1)	Unless otherwise noted, the business address of each of the following is 615 N. Wabash Ave., Chicago, Illinois 60611.
(2)

The 1,523,810 shares of SCG Common Stock represent 100% of the shares of SCG Common Stock held by the Sponsor. The members of the Sponsor are Gregory H. Sachs Revocable Trust Dtd. April 24, 1998, the 2011 Sachs Family Trust, Kenneth Leonard, Michelle Sibley, Loren Buck, Michael Wallach and 2012 DOOH Investments LLC, an Illinois limited liability company. Indirectly, through their membership interests in the Sponsor, each of Ms. Sibley, Mr. Buck, Mr. Leonard and Mr. Wallach beneficially own 20,000 shares of SCG Common Stock and Mr. Leonard may be deemed the beneficial owner of 400 shares held directly by his children. Mr. Sachs is the sole beneficiary of the Gregory H. Sachs Revocable Trust and the children of Mr. Sachs are the beneficiaries of the 2011 Sachs Family Trust. Mr. Wilson is the manager of DOOH Investment Management LLC, the manager of 2012 DOOH Investments LLC. Mr. Sachs and

Mr. Wilson each have voting and dispositive control of 50% of the shares SCG Common Stock held by the Sponsor, such that each of Mr. Sachs and Mr. Wilson have voting and dispositive control over 761,905 shares of SCG Common Stock, and each of Mr. Sachs and Mr. Wilson disclaim beneficial ownership of the other shares of SCG Common Stock owned by the Sponsor. A portion of the Sponsor’s shares of SCG Common Stock in an amount equal to 3% of SCG’s issued and outstanding shares will be subject to forfeiture by the Sponsor in the event the last sale price of the SCG Common Stock does not equal or exceed $12.00 per share for any 20 trading days within any 30 trading day period within 24 months following the closing of an initial business combination.
(3)	Based on information contained in Schedule 13G filed on December 19, 2011 jointly by Brian Taylor, Pine River Capital Management L.P. and Pine River Master Fund Ltd., Brian Taylor and Pine River Capital Management L.P. share voting and dispositive power over 620,000 (6.5%) shares of SCG Common Stock of the company and Brian Taylor and Pine River Master Fund Ltd. share voting and dispositive power over 555,600 (5.8%) shares of SCG Common Stock. Each reporting person has an address at 601 Carlson Parkway, Suite 330, Minnetonka, MN 55305.
(4)	Based on information contained in Schedule 13G/A filed on February 14, 2012, Polar Securities Inc. and North Pole Capital Master Fund have shared voting power with respect to 821,205 shares of SCG Common Stock. The address of reporting persons is 372 Bay Street, 21st floor, Toronto, Ontario M5H 2W9, Canada.
(5)	Based on information contained in Schedule 13G filed on April 21, 2011 on behalf of Fir Tree Value Master Fund, L.P., a Cayman Islands exempted limited partnership (“Fir Tree Value”) and Fir Tree, Inc., a New York corporation (“Fir Tree”), Fir Tree Value is the beneficial owner of 640,000 shares of SCG Common Stock. Fir Tree may be deemed to be the beneficial owner of 640,000 shares of SCG Common Stock as a result of being the investment manager of Fir Tree Value. The business address of Fir Tree Value is c/o Citco Fund Services (Cayman Islands) Limited, 89 Nexus Way, Camana Bay Box 31106, Grand Cayman KY1-1205, Cayman Islands and the business address of Fir Tree is 505 Fifth Avenue 23rd Floor, New York, New York 10017.
(6)	A Schedule 13G/A was filed on February 14, 2011, by the following persons: Bulldog Investors, Brooklyn Capital Management, Phillip Goldstein and Andrew Dakos. Phillip Goldstein and Andrew Dakos are principals of Bulldog Investors and Bulldog Investors has sole voting and dispositive power with respect to 603,808 shares of SCG Common Stock, and shared voting and dispositive power with respect to 197,592 shares of SCG Common Stock. The address of reporting person is Park 80 West, 250 Pehle Ave. Suite 708, Saddle Brook, NJ 07663.
(7)

Based on information contained in Schedule 13G filed on February 8, 2012, AQR Capital Management, LLC (“AQR”) has shared voting and dispositive power with respect to 767,040 shares of SCG Common Stock and serves as the investment manager to the AQR Diversified Arbitrage Fund, an open-end registered investment company, which holds 6.6% of the total amount reported by AQR. Reporting persons have an address at 142 W. 57th Street 12 th Floor, New York NY 10019.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, SCG and services that it employs to deliver communications to the Stockholders are permitted to deliver to two or more Stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, SCG will deliver a separate copy of the proxy statement to any Stockholder at a shared address to which a single copy of the proxy statement was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of the proxy statement may likewise request that SCG deliver single copies of the proxy statement in the future. Stockholders may notify SCG of their requests by calling or writing SCG at its principal executive offices at 615 North Wabash, Chicago, Illinois 60611, (312) 784-3960

FUTURE STOCKHOLDER PROPOSALS

If a transaction with Target is not consummated by January 12, 2003 (subject to a three month extension as discussed elsewhere in this proxy statement), SCG will be required to dissolve and liquidate and will conduct no annual meetings thereafter. If the proposed business combination is consummated, proposals to be included in the proxy statement for the 2013 annual meeting must be provided to SCG a reasonable time before SCG begins to print and send its proxy materials for the meeting, which SCG expects to occur in May 2013. You should direct any proposals to SCG’s secretary at SCG’s principal executive office.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

SCG is subject to the informational requirements of the Exchange Act, and is required to file reports, any proxy statements and other information with the SEC. Any reports, statements or other information that files with the SEC, including this proxy statement, may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Copies of this material can also be obtained upon written request from the Public Reference Section of the SEC at its principal office in Washington, D.C. 20549, at prescribed rates or from the SEC’s website on the Internet at www.sec.gov, free of charge. Please call the SEC at 1-800-SEC-0330 for further information on public reference rooms.

SCG has not authorized anyone to provide you with information that differs from that contained in this proxy statement. You should not assume that the information contained in this proxy statement is accurate as on any date other than the date of the proxy statement, and neither the mailing of this proxy statement to the Stockholders nor the approval of the Charter Amendment Proposal shall create any implication to the contrary.

This proxy statement does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or the solicitation of a proxy, in any jurisdiction to or from any person to whom it is not lawful to make any such offer or solicitation in such jurisdiction.

Annex A

Charter Amendment

AMENDMENT TO THE AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SCG FINANCIAL ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

The undersigned, being the Chairman, President and Chief Executive Officer of SCG FINANCIAL ACQUISITION CORP., a Delaware corporation (the “Corporation”), does hereby certify as follows:

1.	The name of the Corporation is SCG Financial Acquisition Corp.

2.	The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 5, 2011, and that certain Amended and Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of the State of Delaware on April 12, 2011 (the “Amended and Restated Certificate of Incorporation”).

3.	This Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation.

4.	This Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, par value $0.0001 per share, of the Corporation, in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

5.	The text of Section 9.2(d) of the Amended and Restated Certificate of Incorporation is hereby amended and restated to read in full as follows:

In the event that the Corporation has not consummated a Business Combination by April 12, 2013, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible (and in any event within ten business days thereafter), subject to lawfully available funds therefor, redeem the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest but net of franchise and income taxes payable (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemptions, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

[Signature Page Follows]

IN WITNESS WHEREOF, SCG Financial Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate of Incorporation to be duly executed in its name and on its behalf by its Chairman, President and Chief Executive Officer, this     day of                     , 20    .

SCG FINANCIAL ACQUISITION CORP.

By:
Chairman, President and Chief Executive Officer

DEFINITIVE COPY DATED DECEMBER 3, 2012

PLEASE VOTE TODAY!

SEE REVERSE SIDE

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

SCG FINANCIAL ACQUISITION CORP.

SPECIAL MEETING OF STOCKHOLDERS

DECEMBER 19, 2012

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF

SCG FINANCIAL ACQUISITION CORP.

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON

DECEMBER 19, 2012

The undersigned, revoking all proxies previously given, hereby appoints and constitutes Gregory H. Sachs and Michelle Sibley, or any of them, as attorneys and proxies, with full power of substitution and resubstitution, to represent the undersigned at the Special Meeting of Stockholders of SCG Financial Acquisition Corp., a Delaware corporation (“SCG”), to be held on December 19, 2012 at 2:00 P.M. Central Standard Time, at the offices of DLA Piper LLP (US), 203 N. LaSalle Street, Suite 1900, Chicago, Illinois 60601-1293, and at any adjournments or postponements thereof, to vote all shares of common stock, par value $0.0001 per share, of SCG (“SCG Common Stock”) held or owned by the undersigned as directed below, and in their discretion upon such other matters which the board of directors of SCG (the “Board”) do not know, a reasonable time before the solicitation, are to be presented at the meeting.

Upon proper execution of this proxy, all shares of SCG Common Stock held or owned by the undersigned will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO THE PROPOSALS SET FORTH BELOW, ALL SHARES OF SCG COMMON STOCK HELD OR OWNED BY THE UNDERSIGNED WILL BE VOTED IN FAVOR OF EACH PROPOSAL PRESENTED TO THE STOCKHOLDERS.

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of SCG Common Stock for the upcoming Special Meeting of Stockholders.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

☒	Please mark your vote as in this example

WE RECOMMEND A VOTE FOR PROPOSALS 1 AND 2.

PROPOSAL 1— To amend the Amended and Restated Certificate of Incorporation of SCG (the “SCG Charter”) to extend the date on which SCG must either consummate a business combination or commence proceedings to dissolve and liquidate from January 12, 2013 to April 12, 2013, pursuant to an amendment to the SCG Charter attached to the proxy statement.

☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 2— To approve, if necessary or appropriate, the adjournment of the Special Meeting of Stockholders to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve Proposal 1.

☐ FOR	☐ AGAINST	☐ ABSTAIN

	Dated:		,	201_

Signature(s)

Signature (if held jointly)

Title(s), if any

Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.